Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Felix Wasser, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Panglobal Brands Inc. for the nine months ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Panglobal Brands Inc.

Date:	February 14, 2007

/s/ Felix Wasser

Felix Wasser

Chief Financial Officer and Director

(Principal Financial Officer and Principal Accounting Officer)